UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2019

WEBSTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

145 Bank Street, Waterbury, Connecticut	06702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 578-2202

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 25, 2019, Webster Financial Corporation (the “Company”) issued and sold $300,000,000 in aggregate principal amount of the Company’s 4.100% Senior Notes due 2029 (the “Notes”) in a registered public offering (the “Offering”) pursuant to the Company’s shelf registration statement on Form S-3 (the “Registration Statement”), filed with the Securities and Exchange Commission (the “Commission”) on December 14, 2017 (Registration No. 333-222055). The Notes were issued pursuant to a Senior Debt Indenture dated March 25, 2019 (the “Senior Debt Indenture”), between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by a Supplemental Indenture, dated March 25, 2019 (the “Supplemental Indenture”), between the Company and the Trustee. The Notes were sold pursuant to an Underwriting Agreement, dated March 20, 2019 (the “Underwriting Agreement”) between the Company and J.P. Morgan Securities LLC, as representative of the underwriters named therein (collectively, the “Underwriters”), pursuant to which the Company agreed to sell, and the Underwriters agreed to purchase, subject to the terms and conditions set forth therein, $300 million in aggregate principal amount of Notes.

The Underwriting Agreement, the Senior Debt Indenture, the Supplemental Indenture and the form of Notes are attached to this Current Report on Form 8-K as Exhibits 1.1, 4.1, 4.2, and 4.3, respectively, and are incorporated into this Item 8.01 by reference.

The Underwriting Agreement, the Senior Debt Indenture, the Supplemental Indenture and the Notes are more fully described in the prospectus supplement, filed with the Commission on March 21, 2019, to the accompanying prospectus filed with the Commission on December 14, 2017 as part of the Registration Statement. The foregoing descriptions of the Underwriting Agreement, the Senior Debt Indenture, the Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to Exhibits 1.1, 4.1, 4.2 and 4.3, respectively.

On March 20, 2019, the Company issued a press release announcing that the Company priced the Offering of the Notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K is being filed, in part, for the purpose of filing the attached documents as exhibits to the Registration Statement in connection with the issuance of the Notes, and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 20, 2019, between Webster Financial Corporation and J.P. Morgan Securities, LLC, as representative of the several underwriters named in Schedule I thereto.

4.1	Senior Debt Indenture, dated March 25, 2019, between Webster Financial Corporation and The Bank of New York Mellon, as trustee

4.2	Supplemental Indenture, dated March 25, 2019, between Webster Financial Corporation and The Bank of New York Mellon, as trustee

4.3	Form of 4.100% Senior Note due 2029 (included in Exhibit 4.2)

5.1	Opinion of Troutman Sanders LLP

23.1	Consent of Troutman Sanders LLP (included in Exhibit 5.1)

99.1	Press Release, dated March 20, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTER FINANCIAL CORPORATION

Date: March 25, 2019	By:	/s/ Glenn I. MacInnes
	Name:	Glenn I. MacInnes
	Title:	Executive Vice President and Chief Financial Officer